Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT WAIVER

This Registration Rights Agreement Waiver (this “Waiver”) is made and entered into effective as of August 23, 2019, by and among FinTech Investor Holdings II, LLC (“Sponsor”), International Money Express, Inc. (f/k/a FinTech Acquisition Corp. II) (the “Company”) and SPC Intermex, LP (“SPC”).

WHEREAS, Sponsor, the Company, SPC and certain other stockholders of the Company have entered into that certain Registration Rights Agreement, dated as of July 26, 2018 (as amended, the “Registration Rights Agreement”); capitalized terms used but not defined herein shall have the meanings given to them in the Registration Rights Agreement;

WHEREAS, Section 4.4 of the Registration Rights Agreement provides that the Company and the Holders holding a majority of the Registrable Securities then held by all Holders may waive, subject to certain conditions provided therein, any of the provisions of the Registration Rights Agreement;

WHEREAS, SPC currently holds a majority of the Registrable Securities held by all Holders under the Registration Rights Agreement;

WHEREAS, Sponsor desires to distribute (i) on the date hereof, an aggregate of 394,793 shares (the “First Release Shares”) of the shares of the Common Stock held by Sponsor and (ii) on October 15, 2019, an aggregate of 394,785 shares (the “Second Release Shares”) of the shares of the Common Stock held by Sponsor, in each case, to those limited liability company members of Sponsor set forth on Exhibit A to this Waiver (the “Investors”) and in the amounts set forth on Exhibit A to this Waiver;

WHEREAS, the First Release Shares and the Second Release Shares will be transferred to the Investors with an assignment of rights under the Registration Rights Agreement, and in connection therewith, each of the Investors will enter into a Joinder to the Registration Rights Agreement in the form contemplated thereby; and

WHEREAS, the Company and SPC, in accordance with Section 4.4 of the Registration Rights Agreement, desire to waive certain provisions of the Registration Rights Agreement with respect to the Investors.

NOW THEREFORE, the parties agree as follows:

1.
Waiver.   To the extent an Investor is as of the date hereof, or becomes through execution of a Joinder in accordance with the Registration Rights Agreement upon transfer of the First Release Shares and/or the Second Release Shares, a party to the Registration Rights Agreement, the Company and SPC hereby waive the application of the provisions of Section 2.7 of the Registration Rights Agreement with respect to each such Investor in connection with the first sale of Registrable Securities under that certain Registration Statement on Form S-3 filed by the Company with the SEC on July 30, 2019 to occur after the date of this Waiver (the “First Offering”).  This Waiver shall not be deemed a waiver of the application of the provisions of Section 2.7 of the Registration Rights Agreement with respect to any Person, including any other member of Sponsor, other than the Investors identified herein, or with respect to any sale of Registrable Securities pursuant to the Registration Rights Agreement, other than the First Offering.  SPC and the Company shall take all necessary action to carry out the intent of this Waiver.

2.	This Waiver may be executed in two or more counterparts, and by facsimile or other electronic means, all of which shall be deemed an original and all of which together shall constitute one instrument.

3.	Except as specifically set forth in this Waiver, the terms and provisions of the Registration Rights Agreement remain in full force and effect.

[Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

FINTECH INVESTOR HOLDINGS II, LLC

By: /s/ Amanda Abrams
Amanda Abrams, Manager

INTERNATIONAL MONEY EXPRESS, INC.

By: /s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

SPC INTERMEX, LP

By: SPC Intermex GP, LLC, its general partner

By: Stella Point Capital, LLC, its managing member

By: /s/ Adam Godfrey
Name: Adam Godfrey
Title: Authorized Signatory

[Registration Rights Agreement Waiver]

EXHIBIT A

[List of recipients and amounts of shares to be released]